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                                                                   EXHIBIT 10.33
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                             CONTRIBUTION AGREEMENT

                                 By and Between

               EACH OF THE PARTNERSHIPS IDENTIFIED ON SCHEDULE "1"
                                 ATTACHED HERETO

                                       and

                           EXCEL REALTY PARTNERS, L.P.


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                             CONTRIBUTION AGREEMENT

                 IN CONSIDERATION of the covenants herein contained, each of the Transferors named in Schedule 1 attached hereto hereby agrees to contribute to the Partnership, and the Partnership hereby agrees to acquire, the Projects hereinafter described, upon the following terms and conditions.

                                    RECITALS

                 A. Each of the Transferors is the fee owner of one of the retail shopping centers described in Schedule 1 attached hereto and incorporated herein by reference (individually, a "Project," and collectively, the "Projects").

                 B. The parties intend that the Transferors will contribute the Projects to the Partnership, in exchange for the issuance to the Transferors of units of limited partnership interest in the Partnership ("Units") and the payment of cash, all on the terms and subject to the conditions set forth herein.

                 C. Each Transferor is entering into this Agreement only on its own behalf. The Partnership acknowledges and agrees that there is no joint and several liability of or among the Transferors, and that each Transferor warrants, represents, covenants, and agrees, as set forth below, only on its own behalf, and only with respect to the Project owned by such Transferor. The liability of each Transferor shall only be for such warranties, representations, covenants, agreements, and other matters set forth herein as relate to such Transferor and the Project owned by such Transferor, and the liability of each such Transferor hereunder shall not extend to the assets of any of the other Transferors.

                 D. Schedule 2 attached hereto and incorporated herein by reference sets forth certain fundamental provisions and definitions for purposes of this Agreement.

                                   AGREEMENTS

1. Contribution of Properties. Subject to the terms and conditions contained in this Agreement, each Transferor agrees to contribute to the Partnership, and the Partnership agrees to acquire from the Transferors, all of the Transferors' right, title and interest in and to the Projects, each of which includes the following described property:

         1.1 Each parcel of real property described on Schedule 1 (individually, a "Parcel" and collectively, the "Parcels");

         1.2 All easements, rights-of-way, appurtenances, and other rights and benefits belonging to each Parcel, and all public or private streets, roads, avenues, alleys, or passways, open or proposed, on or abutting each Parcel, and any award made to or to be made in lieu thereof, and any award for damage to any Parcel by reason of a change of grade in any street, alley, road, or avenue, as aforesaid (all of the foregoing being included within the term "Parcel");

         1.3 All of the buildings, structures, fixtures, facilities, installations, and other improvements of every kind and description now or hereafter in, on, over and under each Parcel, and all plumbing, gas, electrical, ventilating, lighting and other utility systems, ducts, hot water heaters, oil burners, domestic water systems, elevators, escalators, canopies, signs, air conditioning systems, carpeting, telephone systems, alarm systems and all other building systems and fixtures attached to or comprising a part of all such improvements (collectively, with respect to each Parcel, the "Improvements");
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         1.4 Any and all leases, subleases, licenses, concessions, and other forms of agreement, however denominated, written or oral, granting the right of use or occupancy of any portion of the Improvements (each, a "Lease" and collectively, the "Leases"), to any retail tenant or other such party (a "Tenant"), and all renewals, modifications, amendments, guarantees, and other agreements affecting the same;

         1.5 All equipment, furnishings, materials, inventory, supplies and other tangible personal property owned by the Transferors and placed or installed on or about any Parcel or the Improvements thereon and used as part of or in connection therewith (collectively, the "Personal Property"); and

         1.6 All intangible personal property now or in the future owned by the Transferors and used in connection with the Projects and not otherwise described in the definition of Personal Property herein, including but not limited to any "Warranties and Guaranties," "Licenses and Permits," "Service Contracts," (in each case as defined herein), agreements or other contract rights, security deposits, prepaid rentals, service contracts, and maintenance agreements relating to the Projects (collectively, the "Intangible Property").

2. Consideration. As consideration for Transferors' contribution of the Projects to the Partnership, the Partnership shall (a) issue to each Transferor Units of the Partnership, (b) pay cash, and (c) assume or prepay the Existing Indebtedness, in each case as set forth in Schedule 2 attached hereto. Notwithstanding the foregoing, the consideration for the contribution of the Palmetto Crossing Project in Hilton Head, SC, owned by English Hilton Head I Associates Limited Partnership, shall be the assumption or prepayment of the Existing Indebtedness with respect to such Project in an amount not to exceed $3,250,000.

3.       Pre-Closing Activities.

         3.1 At any time prior to the consummation of the transactions contemplated by this Agreement with respect to any Project (for each Project, the "Closing"), the Partnership and its employees, agents, and licensees shall have the right to enter on each Project for purposes of conducting soils, environmental and other tests and of inspecting the Project and its components, including, but not limited to, the condition of the Improvements and all components thereof and the condition of the Personal Property. The Partnership may, at its option, retain engineers or other consultants for the purposes of performing or assisting in such tests and inspections. The Transferors agree to cooperate reasonably with any such investigations, inspections, or tests. The Partnership shall promptly repair and restore each Project or any part or component thereof damaged by any inspection or test conducted by or at the direction of the Partnership, and shall indemnify, protect, defend and hold each Transferor harmless from any loss, cost, damage, expense or liability (including reasonable attorneys' fees) arising out of investigations or tests conducted by or at the direction of the Partnership under this Section 3.1. The Partnership's obligations under the preceding sentence shall survive any termination of this Agreement.

         3.2 At any time prior to the Closing, the Partnership and its employees, agents, and licensees shall have the right to inspect and copy, during normal business hours, each Transferor's books and records with respect to ownership, construction and operation of the Projects.

         3.3 As promptly as is reasonably possible, and in any event on or before the Document Delivery Date specified in Schedule 2, and subject to the provisions of paragraph 1.16 of Schedule 2, each Transferor shall, at its sole cost and expense, deliver to the Partnership the following documents and materials:

                 3.3.1 For each Project, a title insurance commitment (a "Commitment"), dated no earlier than the date of this Agreement, issued by Chicago Title Insurance Company, or such other title

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         insurance company as may be acceptable to the Partnership (the "Title
         Company") and accompanied by copies of all documents, instruments and other matters referred to therein as exceptions. Each Commitment shall contain the Title Company's commitment to delete its standard printed exceptions (including creditors' rights) upon issuance of the applicable Title Policy and, to the extent legally permitted, the Title Company's commitment to issue the Required Endorsements;

                 3.3.2 For each Project, a current survey (a "Survey") certified to the Partnership and Title Company, prepared by Bock & Clark National Surveyors Network located in Akron, Ohio or such other surveyor licensed by the state in which the Project is located and acceptable to the Partnership, which shall meet the requirements for an Urban Class Survey as defined in the Minimum Standard Detail Requirements for ALTA/ACSM Land Title Surveys, as adopted in 1992 and otherwise satisfy the Partnership's standards;

                 3.3.3 For each Project, a current report of a search of applicable Uniform Commercial Code financing statement filings with respect to the Transferor and such Project;

                 3.3.4 For each Project, copies of the property tax bills and receipts for the past three (3) calendar years;

                 3.3.5 For each Project, copies of all service, maintenance, management, and other similar contracts to which the Transferor is a party, by which the Transferor is bound, or of which the Transferor has knowledge which pertain to the Projects, or any portion thereof (the "Service Contracts"); all certificates of occupancy, zoning, building, safety and health approvals and all other permits needed for or used in connection with the operation of the Improvements (the "Licenses and Permits"); all unexpired warranties and guaranties in effect with respect to a Project or any portion or component thereof (the "Warranties and Guaranties"); all soil, seismological, geological, and drainage reports; and all other contracts or documents in the Transferor's possession or control affecting or regarding the Project;

                 3.3.6 For each Project, copies of the plans and specifications for the Improvements, bearing appropriate certifications indicating that the plans and specifications have been approved by all Governmental Authorities having authority to grant such approval;

                 3.3.7 For each Project, all sales reports that any Tenant may have been required to submit to the Transferor pursuant to the applicable Lease for the prior three (3) years.

                 3.3.8 For each Project, copies of all Leases, a current rent roll certified by the Transferor as being true and correct showing the names of all tenants under the Leases with respect to that Project, the commencement and expiration dates of each such Lease, any renewal option in any such Lease, the monthly rents under such Leases, the amount of any rental concession or free rent for any period which has not expired and the date to which rents under such Leases have been paid, and, to the extent available, income statements and balance sheets of the Tenants for the previous three (3) years;

                 3.3.9 For each Project, all operating statements for the past three (3) calendar years;

                 3.3.10 For each Project, an inventory of the Personal Property, certified by the Transferor as being true and correct;

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                 3.3.11 For each Project, copies of all utility bills and
         insurance claims for the past three (3) calendar years;

                 3.3.12 For each Project, an engineering and structural report from a licensed engineer acceptable to the Partnership.

                 3.3.13 For each Project, a current Phase I Environmental Audit meeting the requirements of American Society of Testing and Materials, "Standard Practice Environmental Site Assessments: Phase I Environmental Assessment Process (E 1527- 93)" (a "Phase I Audit") performed by Building Diagnostics Ltd.;

                 3.3.14 For each Project, copies of all loan documentation with respect to Existing Indebtedness, as described in Schedule 3 attached hereto;

                 3.3.15 For each Project, current certificates of insurance for all liability or property insurance currently in effect; and

                 3.3.16 For each Project, any other material documents or material information pertaining to the Project in the Transferor's possession.

                 3.3.17 For each Project, a zoning certificate in substantially the form of Exhibit "A" attached hereto.

         3.4 At any time prior to the Closing, the Partnership and its representatives, agents and independent contractors shall have the right to (a) meet with all governmental agencies, and with other persons or entities with whom a Transferor or others have contractual arrangements, in connection with or relating to each Project, and (b) discuss with any such agencies, persons and entities the terms of this Agreement, the terms of any contractual arrangements between the Transferor and any such agency, person or entity, and the Partnership's proposed acquisition of the Project.

         3.5 At all times prior to the Closing, each Transferor shall, with respect to each Project that has not previously been designated by the Partnership as an Excluded Project pursuant to Section 5:

                 3.5.1 Cause each Project to be maintained in full compliance with all applicable laws and regulations and in the ordinary and usual course of business, and perform, or cause to be performed, in a timely manner all of its or its affiliates' obligations under the Leases, the Service Contracts, the Licenses and Permits and other agreements affecting the Projects. In particular, each Transferor shall pay and fully discharge (or provide indemnity or undertaking permitting Title Company to insure against) all mechanic's or similar liens against the Projects;

                 3.5.2 Keep in full force and effect all existing insurance policies affecting the Projects or any portion thereof;

                 3.5.3 To the extent practicable, keep in effect, and renew when necessary at the Transferor's expense (with a proration to be made as of the Closing), all existing Licenses and Permits affecting the Projects;

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                 3.5.4 Except as required pursuant to the terms and conditions of this Agreement, not to do anything, nor permit anything to be done, which would impair or modify the status of title as shown on the Commitments or the Surveys;

                 3.5.5 Operate and maintain, or cause to be operated and maintained, each Project in the same manner as heretofore operated and maintained, in a professional manner and in at least as good a condition as existed on the date of this Agreement, reasonable wear and tear excepted;

                 3.5.6 Not enter into, or permit to be entered into, any Lease or Service Contract or other contract which, following Closing, will be binding upon the Partnership or a Project without, in each instance, obtaining the prior written approval of the Partnership, which approval shall not be unreasonably withheld (and to deliver to the Partnership, upon execution thereof, copies of such new Leases and contracts).

4. Conditions Precedent. The Partnership's obligation to acquire the Projects pursuant to this Agreement is subject to the satisfaction or waiver of each of the following conditions precedent:

         4.1 On or before the expiration of the Review Period specified in
Schedule 2 attached hereto, the Partnership shall have approved the condition of title to each of the Projects, as described in the Commitments and the Surveys. The Partnership shall be entitled to object to any exception reported in a Commitment or a Survey, in its sole discretion, by a written notice delivered to the Transferor on or before the expiration of the Review Period. The Transferor shall have ten (10) days from the receipt of the Partnership's notice of objections either to procure the issuance of an endorsement to the appropriate Commitment removing such disapproved exceptions or, if acceptable to the Partnership, to provide affirmative title insurance protection for such exceptions satisfactory to the Partnership in the Partnership's sole discretion. The Transferor shall have no obligation to provide any such endorsement or affirmative title insurance protection. If the Transferor is unable or unwilling so to provide for the removal of such disapproved exceptions or to obtain affirmative title insurance protection for such disapproved exceptions, then the Partnership may either waive its objections or deliver to the Transferor a notice designating the affected Project as an Excluded Project pursuant to Section 5. The Closing shall be postponed, if necessary, by the number of days required to accommodate the procedures set forth in this Section. For purposes of this Agreement, liens encumbering a Project for the purpose of securing Existing Indebtedness identified on Schedule 3 attached hereto which the Partnership elects to assume at the Closing pursuant to Section 5.3 shall be deemed to be permitted exceptions (subject to the provisions of Sections 4.4 and 8.3), and all other monetary liens and encumbrances shall be deemed to be disapproved exceptions.

         4.2 On or before the expiration of the Review Period, the Partnership shall have approved a Phase I Audit with respect to each Project, in the Partnership's sole discretion. The Partnership shall be entitled to object to any Phase I Audit by written notice delivered to the Transferor on or before the expiration of the Review Period. If the Partnership delivers a notice of objections with respect to a Phase I Audit, then the Transferor shall either (a) commit to cure all of the objections to the Partnership's satisfaction and, if requested by the Partnership in the notice of objections, deliver to the Partnership a Phase II Environmental Audit performed by EMG or another consultant approved by the Partnership (the "Phase II Audit") prior to the Closing, or (b) provisionally designate such Project as an Excluded Project. If the Transferor provisionally designates the Project as an Excluded Project, or if the Partnership disapproves the Transferor's cure or the Phase II Audit, then the Partnership may either waive its objections or deliver to the Transferor a notice designating the affected Project as an Excluded Project pursuant to
Section 5. The Closing shall be postponed, if necessary, by the number of days required to accommodate the procedures set forth in this Section.

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         4.3 On or before the expiration of the Review Period, the Partnership shall have approved all of the characteristics and aspects of each Project which may affect its ownership, operation, usage, development, marketability and/or economic viability. If the Partnership disapproves any such aspect of a Project, then the Partnership may deliver to the Transferor a notice designating the affected Project as an Excluded Project pursuant to Section 5. Upon completion of its physical inspection of a Project pursuant to Section 3.1, the Partnership shall prepare a punchlist of deferred maintenance or other corrective measures the Partnership desires the Transferor to complete prior to the Closing. So long as the estimated cost of completing such work does not exceed $25,000, the Transferor shall complete such work, at its expense, prior to the Closing. If the estimated cost of such work exceeds $25,000, then the Transferor may elect either to complete such work, at its expense, prior to the Closing, or provisionally to designate such Project as an Excluded Project. If the Transferor elects provisionally to designate such Project as an Excluded Project, then the Partnership may revise its punchlist so that the estimated cost of such work is reduced to $25,000 or less, in which case such Project shall not be an Excluded Project, and Transferor shall complete the revised scope or work, at its expense, prior to the Closing. If the Partnership does not so revise its punchlist, then the Project shall be an Excluded Project.

         4.4 Subject to the provisions of Section 5.3, on or before the expiration of the Review Period, the Partnership shall have approved the terms and conditions of all loan documents relating to Existing Indebtedness which the Partnership elects to assume.

         4.5 On or before the expiration of the Review Period, the Partnership shall have approved the Leases and Service Contracts with respect to each Project, in the Partnership's sole discretion. The Partnership shall be entitled to object to any Service Contract by written notice delivered to the Transferor on or before the expiration of the Review Period. At the Closing, the Transferor shall have terminated those Service Contracts to which the Partnership has objected.

         4.6 At the Closing, Transferor shall have obtained consents and estoppels satisfactory to the Partnership, as follows:

                 4.6.1 From all lenders holding Existing Indebtedness which the Partnership elects to assume;

                 4.6.2    From the anchor Tenant(s);

                 4.6.3 From Tenants leasing at least seventy five percent (75%) of the remainder of the leasable area of the Project that is then under lease; and

                 4.6.4 From the Transferor with respect to any Leases for which Tenant estoppels have not been obtained.

         4.7 At the Closing, the Title Company shall have issued to the Partnership an owner's policy of title insurance (a "Title Policy") for each Project (other than the Excluded Projects, if any). Each Title Policy shall name the Partnership as insured, and shall be in an amount equal to the sum of the Transferor's Equity in the applicable Project plus the principal amount of any indebtedness with respect to such Project that is assumed at the Closing by the Partnership. Each Title Policy shall be an ALTA extended coverage owner's policy with all of the Title Company's standard exceptions (including creditors' rights) deleted, and shall insure the Partnership's fee title to the applicable Parcel and Improvements free and clear from all liens, easements, rights-of-way, and other encumbrances except only the exceptions approved by the Partnership in the manner provided in Section 4.1 hereof. Each Title Policy shall include the following American Land

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         Title Association endorsements (unless the same are not generally available in the jurisdiction where the Project is located) and such additional endorsements as are reasonably required by the Partnership:

                 4.7.1 Assurance against loss from violations of any Covenants, Conditions and Restrictions agreements or similar matters which encumber any portion of the Project;

                 4.7.2 Assurance that the Parcels described in the policy are contiguous parcels, if applicable;

                 4.7.3 Assurance that the Improvements do not encroach onto any easement;

                 4.7.4 Assurance that each Parcel abuts on and has access to a physically open street as identified in the endorsements;

                 4.7.5 Assurance that the insured Parcel is the same Parcel that is shown on the Survey; and

                 4.7.6 Assurance that any knowledge of the Transferor with respect to the status of title to the Project will not be imputed to the Partnership and will not affect the Policies.

         4.8 Prior to the Closing with respect to a Project, and prior to the date on which any required consent to the sale or other transfer of all or substantially all of the assets of a Transferor is solicited from the partners of such Transferor, the general partner of such Transferor shall have obtained a written agreement, in form acceptable to the Partnership, from each partner of the Transferor who is not an "Accredited Investor," as defined in Rule 501 of the General Rules and Regulations promulgated under the Securities Act of 1933, as amended, whereby such partner(s) grant to such general partner an option to purchase, for cash, the interests of such partner(s) in the Transferor. Prior to or concurrently with the Closing with respect to the Project, the general partner will exercise such option(s) and acquire such interests for cash.

5.       Designation of Excluded Projects; Existing Indebtedness.

         5.1 Any Project designated by the Partnership or a Transferor as an "Excluded Project" in the manner provided in this Section 5 or in Sections 4.2 and 4.3 shall be excluded from the conveyance by the Transferors to the Partnership pursuant to this Agreement, and the amount of cash paid to and the number of Units issued to the Transferors by the Partnership shall be reduced accordingly. In addition, if a Project is designated as an Excluded Project pursuant to Section 4.2 and/or Section 4.3, above, then the Transferor shall pay to the Partnership the liquidated sum of $2,500 to reimburse the Partnership for due diligence expenses incurred with respect to such Excluded Project.

         5.2 The Partnership may designate a Project as an Excluded Project, by delivering written notice of its election to do so to the applicable Transferor
(a) at any time prior to the expiration of the Review Period, in the event that the Partnership reasonably disapproves any of the matters described in Sections
4.1 through 4.5, or (b) at any time prior to the Closing, in the event of any material adverse change in any of the matters described in Sections 4.1 through
4.5 following the expiration of the Review Period, or (c) at any time prior to the Closing, in the event any of the conditions precedent to the Partnership's obligation to acquire such Project have not been satisfied or waived on or before the Closing Deadline specified in Schedule 2 attached hereto.

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         5.3 On or before the expiration of the Review Period, the Partnership shall notify each Transferor whether the Partnership wishes to assume the Existing Indebtedness with respect to its Project at the Closing. In the event the Partnership wishes to assume the Existing Indebtedness, the parties shall cooperate to cause the holder of the Existing Indebtedness to consent to such assumption by the Partnership. If the holder of the Existing Indebtedness is unwilling to consent to such assumption, or imposes conditions to its consent that are unacceptable to the Partnership, then the Partnership may either designate the Project as an Excluded Project at any time prior to the Closing, or elect to prepay such Existing Indebtedness at the Closing.

         5.4 Evans Towne Center, L.P., the Transferor that owns the Evans Towne Center Project in Augusta, Georgia, may designate such Project as an Excluded Project, in the exercise of its sole discretion. The parties acknowledge that until such time as such Transferor determines whether such Project will be an Excluded Project, all obligations of the parties to deliver documents and materials, conduct due diligence and otherwise proceed toward the Closing with respect to such Project shall be tolled.

6.       Escrow; Delivery of Funds and Documents.

         6.1 Each Closing shall be accomplished through an escrow (the "Escrow") established with the Escrow Agent identified in Schedule 2 attached hereto. Concurrently with the execution and delivery hereof, the Partnership and the Transferors shall open the Escrow by depositing a fully executed copy of this Agreement with Escrow Agent. The Partnership and the Transferors each shall execute and deliver such further escrow instructions or other instruments as may be reasonably requested by the other party or by Escrow Agent from time to time, so long as the same are consistent with this Agreement. If there is any inconsistency between Escrow Agent's general provisions and any of the provisions of this Agreement, the provisions of this Agreement shall control. Escrow Agent shall not be concerned, liable or responsible for any representations, warranties or indemnities as between the Partnership and the Transferors. For purposes of complying with Internal Revenue Code Section 6045(e), as amended effective January 1, 1991, Escrow Agent is hereby designated as the "person responsible" and the "reporting person" for purposes of filing any information returns with the Internal Revenue Service concerning this transaction, as may be required by law.

         6.2 Prior to 3:00 p.m. on the last business day before the Closing Deadline specified in Schedule 2 attached hereto, each Transferor shall deliver to Escrow Agent each of the following, duly executed and acknowledged if required:

                 6.2.1 A general warranty grant deed on the Title Company's standard form conveying to the Partnership fee simple title to its Project (other than Projects, if any, which the Partnership has designated as Excluded Projects), subject only to the exceptions approved by the Partnership pursuant to Section 4.1 hereof (the "Deeds");

                 6.2.2 An Assignment of Leases in the form of Exhibit
         "B" attached hereto for its Project (other than Projects, if any, which the Partnership has designated as Excluded Projects), assigning to the Partnership all Leases with respect to such Project;

                 6.2.3 A Bill of Sale in the form of Exhibit "C" attached hereto for its Project (other than Projects, if any, which the Partnership has designated as Excluded Projects), conveying to the Partnership all of the Transferor's right, title, and interest in and to all Personal Property and Intangible Property with respect to such Project;

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                 6.2.4 An Assignment of Contracts in the form of Exhibit "D"
         attached hereto for its Project (other than Projects, if any, which the Partnership has designated as Excluded Projects), assigning to the Partnership all Service Contracts which the Partnership elects to assume;

                 6.2.5 An affidavit of the Transferor stating the Transferor's United States taxpayer identification number and certifying that the Transferor is not a foreign person as defined in Internal Revenue Code
         Section 1445, together with affidavits of the Transferor complying with any similar statutes enacted by the state in which its Project is located;

                 6.2.6 A "Partner Schedule," to be attached to the agreement of limited partnership of the Partnership in connection with the issuance of Units to the Transferor, in the form of Exhibit "E" attached hereto, executed by the Transferors;

                 6.2.7 Funds in the amount required pursuant to Section 8 hereof; and

                 6.2.8 All other documents affecting title to or possession of the Projects and necessary to transfer or assign the same to the Partnership.

         6.3 Prior to 3:00 p.m. on the last business day before the Closing Date, the Partnership shall deliver to Escrow Agent each of the following, duly executed and acknowledged if required:

                 6.3.1 Subject to the provisions of Section 8.3, funds in an amount sufficient to repay the Existing Indebtedness which the Partnership does not elect to assume at the Closing pursuant to Section 5.3, or loan assumption documentation with respect to the Existing Indebtedness which the Partnership does elect to assume at the Closing pursuant to Section 5.3, as applicable;

                 6.3.2 Funds in an amount equal to the portion of the Transferor's Equity that is payable in cash, determined as provided in
         Schedule 2;

                 6.3.3 Funds in the amount required pursuant to Section 8 hereof;

                 6.3.4 Certificates evidencing the issuance to Transferor (or, if directed by a Transferor, and subject to the provisions hereof, to such Transferor's constituent partners)of the number of Units of the Partnership computed as provided in Schedule 2 attached hereto;
         and

                 6.3.5    The Partner Schedule, executed by the Partnership.

                 6.4 At the Closing, each Transferor shall deliver the following documents to the Partnership, outside of Escrow:

                 6.4.1 Certificates addressed to the Partnership updating through the Closing the representations and warranties set forth herein;

                 6.4.2 Certified authorizing resolutions of the Transferor approving this Agreement and the transactions contemplated hereby and authorizing execution and delivery of all documents required pursuant to this Agreement, together with such other documents as the Partnership may reasonably request concerning the Transferor's authority to complete the transactions and execute the documents and instruments contemplated hereby;

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                 6.4.3 Such affidavit or affidavits as may be required by the
         Partnership in order to establish that any person or entity which may receive Units pursuant to this Agreement (i.e., as a result of a Transferor's distribution of such Units to its constituent partners, subject to the provisions hereof, at or followign the Closing) (i) is an "accredited investor" as defined in Rule 501 of the General Rules and Regulations promulgated under the Securities Act of 1933, as amended, and (ii) is receiving such Units for investment and not with a view to distribution;

                 6.4.4 All existing Guarantees and Warranties issued in connection with the construction, improvement, alteration or repair of the Improvements and in connection with the purchase or repair of any Personal Property;

                 6.4.5 The consents and estoppel letters from lenders described in Section 4.6 hereof;

                 6.4.6 Estoppels in substantially the form of Exhibit "F" attached hereto from the Tenants and, if necessary, Transferor, as described in Section 4.6 hereof;

                 6.4.7 All keys and entrance cards used on any part of the Projects;

                 6.4.8 All marketing materials, brochures and other written material used in connection with the marketing, leasing and/or operation of the Projects;

                 6.4.9    Originals of all Leases;

                 6.4.10 Notices executed by the Transferor to each Tenant and guarantor under the Leases notifying them of the transfers effected hereunder;

                 6.4.11 Rent rolls as of a date not more than two (2) days prior to the Closing certified by the Transferor as true and complete showing no material adverse changes from the rent rolls delivered pursuant to
         Section 3.3.8 hereof;

                 6.4.12 An opinion of the Transferor's legal counsel in form and substance acceptable to the Partnership opining (a) that all transactions contemplated hereby have been duly authorized, (b) that this Agreement and all documents contemplated hereby have been duly executed and delivered by the Transferor and are enforceable against the Transferor in accordance with their terms, (c) that the Transferor has been duly organized and formed and is in good standing in the state of its incorporation or situs, and (d) as to such other matters as the Partnership shall reasonably require; and

                 6.4.13 All original books and records maintained by the Transferor with respect to its Project.

7.       Closing.

         7.1 As to each Project, Escrow Agent shall close the Escrow on the Closing Deadline by (a) filing for record the Deeds and such other documents as may be necessary to procure the Title Policies, and (b) delivering funds and documents as set forth in Section 8, WHEN AND ONLY WHEN each of the following conditions has been satisfied:

                 7.1.1 All funds and documents required by Section 6 have been delivered to Escrow Agent;

                 7.1.2 Each of the conditions precedent set forth in Section 4 has been, or upon such Closing will be, satisfied or waived; and

                 7.1.3    Escrow Agent has procured the Title Policies;

                 7.1.4 Escrow Agent is prepared to comply with any additional closing instructions delivered by the Partnership or the Transferor that are not inconsistent with the provisions of this Agreement.

         7.2 If all of the conditions set forth in Section 7.1 become satisfied at a date earlier than the Closing Deadline, then Escrow Agent shall close the Escrow at such earlier date.

         7.3 If Escrow Agent cannot close the Escrow on or before the Closing Deadline, then it will, nevertheless, close the Escrow when all conditions have been satisfied or waived, notwithstanding that one or more of such conditions has not been timely performed, unless a notice of termination has already been delivered to Escrow Agent by a party that is not then in default under this Agreement. The right so to terminate the Escrow and this Agreement shall be optional, not mandatory. No delay in the giving of such notice shall affect the rights hereunder of the party giving the same. Notwithstanding the foregoing, the Escrow must in any event close or be terminated by the Escrow Termination Date specified in Schedule 2 attached hereto.

         7.4 Escrow Agent shall have no liability or responsibility for determining whether or not a party giving a notice of termination is or is not in default hereunder. Within two working days after receipt of such notice from one party, Escrow Agent shall deliver a copy of such notice to the other party. Unless written objection to the termination of the Escrow is received by Escrow Agent within ten (10) days after Escrow Agent delivers such notice to the other party, (a) Escrow Agent shall forthwith terminate the Escrow and return all funds, documents and other items held by it to the party depositing same, except that Escrow Agent may retain such documents and other items usually retained by escrow agents in accordance with standard escrow termination procedures and practices, and (b) each party shall forthwith pay to Escrow Agent one-half of Escrow Agent's reasonable escrow termination charges. If written objection to the termination of the escrow is delivered to Escrow Agent within such 10-day period, then Escrow Agent is authorized to hold all funds, documents and other items delivered to it in connection with the escrow and may, in Escrow Agent's sole discretion, take no further action until otherwise directed, either by the parties' mutual written instructions or final order of a court of competent jurisdiction.

         7.5 Neither (a) the exercise of the right of termination, (b) delay in the exercise of such right, nor (c) the return of funds, documents or other items, shall affect the right of the party giving a notice of termination to pursue legal remedies for the other party's breach of this Agreement (including without limitation damages for the payment of all or any portion of Escrow Agent's escrow termination charges). Nor shall (i) the giving of such notice,
(ii) the failure to object to termination of the Escrow, or (iii) the return of funds, documents or other items affect the right of the other party to pursue other legal remedies for the breach of the party who gives such notice.

8.       Prorations and Post-Closing Payments.

         8.1 For each Project, rents, property taxes, assessments, tenant security deposits and other refundable tenant deposits, utilities, and other charges shall be prorated by the parties as of the Closing. Such prorations shall be made on the basis of a 365-day year, with the day of the Closing considered to be for the account of the Partnership, in accordance with the following provisions, and shall operate to increase or decrease the amount of cash and the number of Units to be paid or issued by the Partnership to the Transferors at the Closing:

                 8.1.1 For each Project, all rentals, receipts and other revenues which have been paid to the Transferor and which are allocable to the period from and after the Closing shall be credited to the Partnership. The Partnership shall be entitled to collect all rentals, receipts and other revenues from the Property which are delinquent as of the Closing or are due on or after the Closing. When collected by the Partnership, the Partnership shall remit to the Transferor any such delinquent rentals, receipts, and other revenues which relate to the period prior to the Closing within thirty (30) days after their collection, with any such collections to be applied first to the last accruing obligations of the payors. Percentage rents attributable to the entire calendar year or lease year, as applicable, in which the Closing occurs shall be reprorated (effective as of the Closing) at the end of such calendar year or lease year, as applicable, when all required sales reports have been submitted.

                 8.1.2 For each Project, all real property taxes for the year immediately preceding the year in which the Closing occurs which are payable in the year the Closing occurs, and for years prior thereto, shall be paid by the Transferor on or before the Closing. Real property taxes for the year in which the Closing occurs shall be prorated on the basis of the most recent assessment and levy. If the Transferor has appealed the amount of any real property taxes or other ad valorem taxes charged in connection with a Project, then the following procedures shall apply. The cost of any such appeal for any year prior to the year in which the Closing occurs shall be borne by the Transferor, and the Transferor shall receive any and all refunds or credits obtained. With respect to any appeal affecting taxes or assessments charged for the year in which the Closing occurs, the cost and benefit of such appeal shall be apportioned between the Partnership and the Transferor in percentages equal to their proportionate tax and assessment liability for the year in which the Closing occurs; provided, however, that the Partnership's liability for the cost of such appeal shall in no event exceed any refund or credit to which the Partnership is entitled. The Partnership shall cooperate with the Transferor, its attorneys and advisors, in processing any pending tax appeal, provided that such cooperation is at no expense to the Partnership.

                 8.1.3 For each Project, all installments of assessments, special assessments and other like charges now or hereafter imposed against the Project, or any part thereof, by reason of roadways, utility lines, streets, alleys or other improvements in existence or under construction as of the Closing, shall be prorated between the Transferor and the Partnership. All such installments of assessments, special assessments and other charges that are due and payable prior to the Closing shall be paid by the Transferor prior to the Closing (or a credit given to the Partnership therefor at Closing). All such installments of assessments, special assessments and other charges due and payable after Closing shall be prorated between the Transferor and the Partnership.

                 8.1.4 For each Project, prepaid water, sewer, and other utility charges shall be credited to the Transferor, and accrued water, sewer, and other utility charges shall be credited to the Partnership. In the event that the Transferor or its predecessor in title has delivered a deposit to any utility provider, the Transferor shall be entitled to obtain the return of such deposit and, if required, the Partnership shall deliver to such provider a replacement deposit.

                 8.1.5 For each Project, prepaid charges in connection with any Service Contracts that the Partnership elects to assume, or Licenses or Permits, shall be credited to the Transferor. Accrued charges in connection with such Service Contracts, or Licenses or Permits shall be credited to the Partnership.

                 8.1.6 For each Project, Tenant security deposits and other refundable tenant deposits under the Leases shall be credited to the Partnership.

         8.2 If any of the prorations described in Section 8.1 cannot be calculated accurately as of the Closing, then the same shall be calculated as soon as possible thereafter, and if necessary the amount of cash and the number of Units paid or issued to the Transferor shall be adjusted accordingly.

         8.3 The Transferor shall pay all prepayment charges, assumption fees or other similar charges arising in connection with the prepayment or assumption, as the case may be, of the Existing Indebtedness.

         8.4 The Transferor shall pay (a) documentary transfer, deed, stamp or other similar taxes, in the amount Escrow Agent determines to be required by law, (b) the premiums for the Title Policies and any survey costs necessary to procure the same, (c) sales taxes, (d) one-half of Escrow Agent's escrow fee or escrow termination charge, (e) fees for beneficiaries' statements, and (f) usual seller's document drafting and recording charges.

         8.5 Transferor shall pay and retain full responsibility for all expenses connected with or arising out of the negotiation, execution and delivery of the Leases executed prior to the Closing, including but not limited to brokers' commissions, leasing fees and the cost of all tenant improvements which are the landlord's obligations, remaining unpaid at the Closing.

         8.6 The Partnership shall pay (a) one-half of Escrow Agent's escrow fee or escrow termination charge, and (b) usual buyer's document drafting and recording charges.

9.       Distribution of Funds and Documents.

         9.1 All cash received hereunder by Escrow Agent shall be, until the close of Escrow, kept on deposit with other escrow funds in Escrow Agent's general escrow account(s), in any state or national bank, and may be transferred to any other such general escrow account(s).

         9.2 Any interest payable with respect to cash deposited with Escrow Agent shall be for the account of the party that deposited the cash.

         9.3 All disbursements by Escrow Agent shall be made by wire transfer.

         9.4 Subject to the provisions of Section 8.3, Escrow Agent shall, at the Closing, pay from funds deposited with Escrow Agent by the Partnership pursuant to Section 6.3.1, the Existing Indebtedness which the Partnership does not elect to assume at the Closing.

         9.5 Escrow Agent shall cause the recorder's office to mail the Deeds (and each other document which is herein expressed to be, or by general usage is, recorded) after recordation, to the grantee, beneficiary or person (a) acquiring rights under said document, or (b) for whose benefit said document was acquired.

         9.6 Escrow Agent shall, at the Closing, deliver by United States mail (or hold for personal pickup, if requested) each nonrecorded document received hereunder by Escrow Agent, to the payee or person (a) acquiring rights under said document, or (b) for whose benefit said document was acquired.

10. Representations, Warranties and Covenants of the Transferors. Each Transferor hereby represents, warrants and covenants the following to the Partnership, each of which is true and correct as of the date of this Agreement, and shall be true and correct as of the Closing. Each Transferor acknowledges that the execution of this Agreement by the Partnership has been made and the acquisition by the Partnership of the Projects will have been made in material reliance by the Partnership on such representations, warranties and covenants:

         10.1 The Transferor is now, and as of the Closing will be (a) duly formed and validly existing under the laws of its state of formation; and (b) duly authorized, qualified, and licensed to do all things required of it under or in connection with this Agreement.

         10.2 This Agreement and all agreements, instruments, and documents herein provided to be executed or to be caused to be executed by the Transferor are (or will be) duly executed by and binding upon the Transferor.

         10.3 Except as is set forth in Schedule 4, the Transferor has received no notice of any litigation, investigation, condemnation or proceeding of any kind pending or threatened affecting any of the Projects or the ability of the Transferor to consummate the transaction contemplated by this Agreement.

         10.4 All consents and approvals required of the constituent partners of the Transferor for the consummation of the transactions contemplated hereby have been obtained or will have been obtained as of the Closing.

         10.5 To the best of its knowledge, there has not been used, installed, generated, produced, stored, or released on, under or about any of the Parcels, or transported to or from any of the Projects, or into any groundwater (other than sanitary sewer systems established for such purpose), any underground storage tanks, asbestos, PCBs, urea formaldehyde, oils, petroleum or by-products thereof or any other toxic or hazardous waste, material or substance, as those or any similar terms are now or in the future used or defined in any laws (herein "Hazardous Substance") (except for cleaning agents, photocopying chemicals and other substances used in the ordinary course of normal building and maintenance operations on the Projects). The Transferor has not released any other person or entity from any liability for any such environmental matters and no liens have been or are imposed on any of the Projects under any environmental laws.

         10.6 The Transferor has received no notice or claim from any government authority or any other private party relating to a breach or violation of any laws or any permits or private covenants or restrictions relating to any Hazardous Substance or other adverse environmental or other defective condition respecting its Project or any ground water related thereto. To the best of its knowledge, there are no pending or threatened legal or administrative proceedings regarding its Project (including but not limited to any property damage, public or personal liability claims, condemnation proceedings, future public assessment or similar proceedings or charges, except as shown in
Schedule 4), or any physical defects, infestation or other conditions, which would materially impair the use and operation of its Project in the manner permitted under the zoning currently applicable to its Project. To the best of its knowledge, the Improvements were built in accordance with the plans therefor, the Licenses and Permits and all applicable laws, and their use and operation now are and at the Closing will be in good operating condition (subject to normal wear and tear) and in full compliance with all applicable environmental, zoning and other laws.

         10.7 The Transferor has not obligated itself to transfer, sell or offer for transfer or sale any portion of its Project to any party other than the Partnership. Except for the Existing Indebtedness identified in Schedule
3 attached hereto, the Transferor has not hypothecated or assigned any rents or income from any Project.

         10.8 Subject to the rights of Tenants under the Leases, complete and unconditional possession of the Project shall be delivered to the Partnership as of the Closing, free from any liens, bonded indebtedness or other assessments for any water, sewer, traffic or other improvement district imposed by any private or governmental entity, or otherwise.

         10.9 All information and items regarding its Project provided by the Transferor to the Partnership are, to the best of its knowledge, true, accurate and complete in all respects and are fairly presented in a manner that is not misleading.

         10.10 The Transferor has no knowledge of the existence of any material documents relating to its Project that were not delivered or made available to the Partnership as provided herein. The Transferor is not in default under any documents referred to in the Commitments or under any material contracts comprising part of the Intangible Personal Property.

         10.11 In accordance with Section 1445 of the Internal Revenue Code, the Transferor is not now, and at the Closing will not be, a "foreign person" (as defined therein). Accordingly, the Partnership need not withhold any federal tax at the Closing as a result of the transactions contemplated by this Agreement.

         10.12 In respect of each of the Leases, except as provided in the rent roll for each of the Projects provided by the Transferor to the Partnership as provided herein, the following information is true and correct: (a) each of the Leases is in full force and effect according to the terms set forth therein and in the rent roll and has not been further modified, amended, extended or assigned by the Transferor, in writing or otherwise, and each Tenant under the Leases is legally required to pay all sums and perform all obligations set forth in the Leases, without further concessions, abatements, offsets, defenses or other basis for relief or adjustment; (b) all obligations of the Transferor, as landlord under the Leases, which have accrued prior to Closing will be performed and, to the Transferor's best knowledge, no Tenant has asserted or has any defense to, or any offsets, abatements, concessions, claims against, any rent payable by it after the date hereof, or any calculation of rent, or the performance of any other obligations under such Tenant's respective Lease; (c) except as is set forth in Schedule 5, to the Transferor's best knowledge, no Tenant is in default under or in arrears in the payment of any sum payable or in the performance of any obligation required of it under its Lease, including but not limited to all rent, taxes, assessments, repairs and maintenance charges, insurance premiums, utilities or other charges or expenses, and no Tenant has prepaid any rent or other charges; (d) to the Transferor's best knowledge, no Tenant is unable or unwilling to perform any or all of its material obligations under its Lease, whether for financial or legal reasons or otherwise; (e) to the Transferor's best knowledge, no guarantor or any prior tenant under any of the Leases has been released or discharged from any material obligation under or in connection with any of the Leases; (f) the Transferor has not applied and shall not apply any security deposit from a Tenant to rent or any other obligation due from any Tenant without the Partnership's prior written consent; (g) all work required to be done by the Transferor, as landlord under each such Lease, has been or by the Closing will be done or furnished unless otherwise agreed by the parties and no Tenant is entitled to any additional work during the term of its Lease; (h) the Leases are assignable by the Transferor, as landlord, without the necessity of consent of any third party; (i) neither the Leases nor the rents nor any other amounts payable thereunder have been assigned, pledged or encumbered by the Transferor except for such mortgages, pledges or other encumbrances agreed to become or remain in effect at Closing; and (j) except as is set forth in Schedule 4, the Transferor has not received from any

Tenant written notice of any presently pending dispute regarding the calculation or payment of rent, the terms of any Lease or any alleged default by the Transferor, as lessor, under such Lease, or of any bankruptcy, receivership, custodianship, reorganization, insolvency, assignment for benefit of creditors or other proceeding of a similar nature respecting any Tenant, any Lease or the Projects.

         10.13 Upon consummation of the transfers hereunder, there will be no brokerage or leasing fees or commissions or other compensation due or payable to any person, firm, corporation, or other entity, with respect to or on account of any of the Leases and no such fees, commissions or other compensation shall, by reason of any existing agreement, become due during the terms of any of the Leases or with respect to any renewal or extension thereof or the leasing of additional space by any Tenant which are not subject to an arrangement for full payment and satisfaction by the Transferor as described.

         10.14 None of the employees of the Transferor at its Project are employed pursuant to a written agreement and all employees may be terminated at will. The Transferor has not entered into any union contacts pertaining to employees at its Project nor is its Project subject to any union contract, nor is the Transferor aware of any efforts to organize any or all of the employees of the Transferor at its Project into a union or other collective bargaining arrangement. Unless otherwise directed by the Partnership, the services of all employees of the Transferor have been or will be terminated in connection with the Projects effective as of Closing, the Transferor agreeing and representing that the Partnership shall have no obligation whatsoever to any of the officers, agents or employees of the Transferor relating to any employment with respect to any Project or otherwise, and Transferor agrees to indemnify, defend and save the Partnership harmless from any liability or obligation arising under any claim to such employment.

         10.15 The Transferor shall have paid for all work, labor and materials furnished to it in connection with its Project prior to Closing, and will indemnify and hold the Partnership harmless from any mechanic's or materialmen's liens, filed or otherwise claimed, in connection with any such work, labor and materials performed on or furnished in connection with its Project prior to Closing, and any and all legal and related expenses incurred by the Partnership by reason thereof.

         10.16 All vehicle parking space requirements imposed by applicable laws relating to its Project are satisfied solely by on-site parking, without the necessity of any off-site parking arrangements.

         10.17 It has received and reviewed the most current Prospectus of Excel Realty Trust, Inc., a Maryland corporation (the "REIT") and the Registration Statement, as amended, of which the Prospectus is a part, filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act") and has had access to such additional financial and other information, including without limitation the REIT's most current Form 10-Q and Form 10-K, and has been afforded the opportunity to ask questions of representatives of the Partnership and the REIT, and to receive answers to those questions, as it has deemed necessary in connection with its acquisition of the Units being issued to such Transferor pursuant to this Agreement.

         10.18 The Transferor acknowledges that the Units being acquired pursuant hereto are being acquired in a transaction not involving any public offering within the meaning of the Act and that the Units and Common Stock issuable by the REIT to acquire Units that may be tendered to the Partnership for redemption have not been registered under the Act and agrees not to offer, sell, transfer or otherwise dispose of the Units or such Common Stock in the absence of registration under the Act unless the Transferor delivers to the Partnership and the REIT an opinion of a lawyer reasonably satisfactory to the Partnership and the REIT, in form and substance satisfactory to the Partnership and the REIT, to the effect that the proposed sale, transfer or other disposition may be effected without registration under the Act and under applicable state securities or blue sky laws. The Transferor acknowledges that the Units and any Common Stock issued upon acquisition of Units tendered for redemption will be in the form of physical certificates and that unless such Common Stock shall have been registered under the Securities Act of 1933 as amended, the certificates will bear a legend to the following effect:

         THE SECURITY EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION, UNLESS THE TRANSFEROR DELIVERS TO THE COMPANY AN OPINION OF COUNSEL OR OTHER EVIDENCE REASONABLY SATISFACTORY TO THE COMPANY, IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY, TO THE EFFECT THAT THE PROPOSED SALE, TRANSFER OR OTHER DISPOSITION MAY BE EFFECTED WITHOUT REGISTRATION UNDER THE ACT AND UNDER APPLICABLE STATE SECURITIES OR "BLUE SKY" LAWS.

         10.19 The Transferor represents and warrants that (a) it has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an acquisition of the Units and is able to bear the economic risk of a loss of an investment in the Units, and (b) it is not acquiring any Units with a view to the distribution of the Units or any present intention of offering or selling any of the Units in a transaction that would violate the Act or the securities laws of any State or any other applicable jurisdiction.

         10.20 Notwithstanding anything to the contrary herein, the effect of any representations, warranties, covenants and agreements made by the Transferor in this Agreement shall not be diminished or deemed to be waived by any inspections, tests or investigations made by the Partnership or its agents.

         10.21 The truth and correctness of all of the foregoing representations, warranties and covenants and the representations, warranties and covenants set forth in any documents delivered by the Transferors at Closing shall be a condition precedent to any obligation of the Partnership to purchase the Projects, which condition is intended solely for the benefit of the Partnership, and the Partnership shall have the right at its sole election to waive any such condition (if done in writing) and proceed with the purchase or, in the alternative, to terminate this Agreement. The Partnership's election to terminate this Agreement shall be without prejudice to any rights or remedies the Partnership may otherwise have under this Agreement, at law or in equity against any Transferor for any breach of this Agreement.

11. Representations and Warranties of the Partnership. The Partnership hereby represents and warrants the following to the Transferors, each of which is true and correct as of the date of this Agreement and shall be true and correct on the Closing. The Partnership acknowledges that the execution of this Agreement by the Transferors has been made, and the transfer by Transferor of the Projects will have been made, in material reliance by the Transferors on such representations and warranties:

         11.1 The Partnership is now, and as of the Closing will be (a) duly formed and validly existing under the laws of its state of formation, and (b) duly authorized to do all things required of it under or in connection with this Agreement.

         11.2 This Agreement and all agreements, instruments and documents herein provided to be executed or to be caused to be executed by the Partnership are (or will be) duly executed by and binding upon the Partnership.

         11.3 Except as set forth in the Partnership Agreement of the Partnership, as amended, and subject to federal and state securities laws, none of the Units to be delivered to Transferor at Closing, when delivered to Transferor, will be subject to any lien, claim, encumbrance, preemption right or other claim of any third party.

         11.4 All consents and approvals required of the constituent partners of the Partnership for the consummation of the transactions contemplated hereby have been obtained or will have been obtained as of the Closing.

12. Parties' Obligation to Close. Neither Transferor nor the Partnership shall be obligated to complete the transactions contemplated hereunder unless the other shall have performed in all material respects all covenants and obligations and complied in all material respects with all conditions required by this Agreement to be performed or complied with by it on or before the Closing Date.

13. Brokerage Commissions. Except for the brokers, if any, identified in
Schedule 2, whose commissions shall be paid by the Transferors, each party hereto warrants and represents that it has not incurred any liability for the payment of any brokerage fee or commission in connection with the transaction contemplated herein, and agrees to protect, indemnify, and defend against the other party and hold the other party harmless from and against any damage, liability, loss, claim, or expense, including reasonable attorneys' fees, suffered by the other party as a result of a breach of the foregoing warranty.

14. Default and Remedies. Time is of the essence of this Agreement. If a Transferor is in default, then the Partnership may elect to treat this Agreement as terminated, or to treat this Agreement as being in full force and effect, and the Partnership shall have the right to an action for specific performance or damages, or both. The remedies set forth above shall be cumulative with and in addition to all other rights and remedies provided to the Partnership at law or in equity.

15. Obligations to Third Parties. The Partnership is not assuming any of the obligations or liabilities incurred by Transferor in the ownership, use, operation, service, or maintenance of the Property, except for obligations arising from and after Closing under (a) those Service Contracts which the Partnership has expressly elected to assume in writing, (b) the Leases and (c) any Existing Indebtedness which the Partnership elects to assume or subject to which the Partnership elects to take title as provided herein. The acceptance by the Partnership of the Leases and certain of the Service Contracts shall not create any obligations on the part of the Partnership to third parties which have or may have claims of any kind whatsoever against the Transferors with respect to the Projects. The Partnership does not assume or agree to discharge any such claims or liabilities which occurred prior to the Closing. No person not a party to this Agreement shall have any third-party-beneficiary or other rights hereunder.

16. Pre-Closing and Post-Closing Liabilities. The Partnership shall be liable for all liabilities and obligations relating to the Projects which arise from events and circumstances from and after the Closing, and shall indemnify, protect, defend with counsel reasonably satisfactory to the Transferor, and hold harmless, the Transferors and their affiliates from and against any and all such liabilities and obligations. The Transferors shall be liable for all liabilities and obligations relating to the Projects which arise from events and circumstances occurring or existing prior to the Closing, and shall indemnify, protect, defend with counsel reasonably satisfactory to the Partnership, and hold harmless, the Partnership and its affiliates from and against any and all such liabilities and obligations. Notwithstanding the foregoing, the Transferors shall not be liable for liabilities for which the Partnership received a proration credit hereunder (to the extent thereof). The provisions of this Section shall survive the Closing.

17. Casualty; Condemnation. If, prior to the Closing, any Project is destroyed, damaged, subjected to a threat of condemnation, or shall become the subject of any proceedings, judicial, administrative, or otherwise, with respect to a taking by eminent domain or condemnation, then the Transferor shall promptly notify the Partnership thereof. If the cost to repair the damage, or the value of the property to be condemned, as applicable, exceeds $50,000, then the Partnership, at its option, may elect to designate such Project as an Excluded Project. If under such circumstances the Partnership does not elect to designate such Project as an Excluded Project, or if the cost to repair the damage, or the value of the property to be condemned, as applicable, does not exceed $50,000, then at the Closing, the Transferor shall assign, transfer, and set over to the Partnership all of the right, title, and interest of the Transferor in and to any insurance proceeds resulting from any casualty or any awards that have been or may thereafter be made for any taking or condemnation.

18.      Miscellaneous.

         18.1 Notices. Any notice required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been given
(a) when delivered by hand, (b) on the date delivered by a courier service, or
(c) on the third business day after mailing by registered or certified mail, postage prepaid, return receipt required, in any case addressed as set forth in
Schedule 2.

         18.2 Successors and Assigns. This Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns.

         18.3 Amendments and Termination. This Agreement may be amended, modified or terminated only by a written instrument executed by the Transferors and the Partnership.

         18.4 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the state of California.

         18.5 Merger of Prior Agreements. This Agreement supersedes all prior and contemporaneous agreements and understandings between the parties hereto relating to the subject matter hereof. The parties do not intend to confer any benefit on any person, firm, or corporation other than the parties to this Agreement, except as and to the extent otherwise expressly provided herein.

         18.6 Attorney Fees. In the event any party hereto fails to perform any of its obligations under this Agreement or in the event a dispute arises concerning the meaning or interpretation of any provision of this Agreement, the defaulting party or the party not prevailing in such dispute, as the case may be, shall pay any and all reasonable costs and expenses incurred by the other party in enforcing or establishing its rights hereunder, including, without limitation, court costs and reasonable attorneys' fees.

         18.7 Captions. The section titles or captions in this Agreement are for convenience only and shall not be deemed to be part of this Agreement.

         18.8 Pronouns; Joint and Several Use of Certain Terms. All pronouns and any variations of pronouns shall be deemed to refer to the masculine, feminine, or neuter, singular or plural, as the identity of the parties may require. Whenever the terms referred to herein are singular, the same shall be deemed to mean the plural, as the context indicates, and vice versa.

         18.9 Waivers. No right under this Agreement may be waived except by written instrument executed by the party waiving such right. No waiver of any breach of any provision contained in this

Agreement shall be deemed a waiver of any preceding or succeeding breach of that provision or of any other provision contained in this Agreement. No extension of time for performance or any obligations or acts shall be deemed an extension of the time for performance of any other obligations or acts.

         18.10 Severability. If any term, covenant, condition, or provision of this Agreement or the application thereof to any person or circumstance shall, at any time or to any extent, be invalid or unenforceable, the remainder of this Agreement, or the application of such term or provision to persons or circumstances other than those to which it is held invalid or unenforceable, shall not be affected thereby, and each provision of this Agreement shall be valid and shall be enforced to the fullest extent permitted by law.

         18.11 Counterparts. This Agreement may be executed in any number of identical counterparts.

         18.12 Calculation of Time Periods. If any date herein set forth for the performance of any obligation by a Transferor or the Partnership or for the delivery of any instrument or notice herein provided should be a Saturday, Sunday, or legal holiday, such performance or delivery may be made on the next business day following such Saturday, Sunday, or legal holiday. As used herein, the term "legal holiday," means any state or federal holiday for which financial institutions or post offices are closed in the local jurisdiction in which the Property is located, for observance thereof.

         18.13 Judicial Interpretation. Should any provision of this Agreement require judicial interpretation, it is agreed that a court interpreting or construing the same shall not apply a presumption that the terms hereof shall be more strictly construed against any party by reason of the rule of construction that a document is to be construed more strictly against the party who itself or through its agent prepared the same.

         18.14 Survival. The representations and warranties of the parties set forth herein shall survive the Closing.

         18.15 Schedules and Exhibits. The schedules and exhibits attached hereto are incorporated herein and made a part hereof by reference. To the extent any schedule attached hereto conflicts with any provision of this Agreement, the schedule shall control.

                                                             SCHEDULE "1"

                                                         LIST OF THE PROJECTS

                                                                PART I

                                                                                                        GROSS              CAPITALI-
                                                                                                       LEASABLE  PROFORMA    ZATION
 TRANSFEROR                                     PROPERTY                        CITY/STATE               AREA       NOI       RATE
 ----------                                     --------                        ----------               ----       ---       ----
 Cartersville Crossing Associates, Ltd.         Cartersville Crossing           Cartersville, GA      163,319      928,413   0.1025
 Bright-Meyers Tullahoma Associates, L.P.       Commerce Central                Tullahoma, TN         185,401    1,186,469   0.1025

 Hughes-Flatwoods Associates, Ltd., L.P.        Collegedale Center              Collegedale, TN        65,384      522,527   0.1025

 Evans Towne Center, L.P.                       Evans Towne Center              Augusta, GA            75,255      674,765   0.1025
 Bright-Meyers Milledgeville Associates,        Five Forks Corners              Atlanta, GA            85,999      820,670   0.1025
 L.P.

 English Garden City Limited Partnership        Garden Grove Shopping Center    Garden City, SC        78,838      515,272   0.1025
 Hughes-Campbellsville Associates, Limited      Green River Plaza               Campbellsville, KY    187,516      828,429   0.1025
 Partnership and Bright Diversified
 Properties, L.P.

 Alford-Jasper, TN, Ltd.                        Kimbal Crossing                 Jasper, TN            139,455      640,449   0.1025

 Alford-Dalton, Ltd. and Bright Diversified     North Hills Plaza               Dalton, GA             67,831      342,910   0.1025
 Properties, L.P.
 Shelby Associates, Ltd., L.P.                  Red Food Shopping Center        Shelbyville, TN        52,335      281,581   0.1025

 Alford-Gadsden, L.P. and Bright Diversified    Riverview Plaza                 Gadsden, AL           147,615      762,591   0.1025
 Properties, L.P.
 St. Elmo Associates, L.P.                      St. Elmo                        Chattanooga, TN        70,884      535,801   0.1025

 Bright-Meyers Winchester Associates, L.P.      Winchester Shopping Center      Winchester, TN        167,901      870,633   0.1025

 Wisteria Associates, Ltd. and Bright           Wisteria Village                Snellville, GA        164,646      934,627   0.1025
 Diversified Properties, L.P.

                                     PART II

                                                                                                        GROSS              CAPITALI-
                                                                                                       LEASABLE  PROFORMA    ZATION
 TRANSFEROR                                     PROPERTY                        CITY/STATE               AREA       NOI       RATE
 ----------                                     --------                        ----------               ----       ---       ----
 Charleston No. 1, L.P.                  .      Bi Lo Center                    Charleston, SC         52,000      439,126   0.1025

 Habersham Crossing Associates, L.P             Habersham Crossing              Cornelia, GA          129,510      625,816   0.1025
 Somerset Associates Limited Partnership        Cumberland Shopping Ctr.        Somerset, KY          113,806      421,419   0.105


 Farrar Place Limited Partnership               Farrar Place                    Manchester, TN         39,220      196,429   0.105


 Alford-Greensburg, Ltd.                        Greensburg Crossing             Greensburg, IN         75,618      322,358   0.105

 Hazel Path Partners, L.P.                      Hazelpath Shopping Center       Hendersonville, TN     68,345      416,286   0.105


 BPT Southeastern Centers II, Ltd.              Monroe Plaza S.C.               Monroe, GA             89,860      310,731   0.1075
 Morristown Associates, Ltd.                    Morristown                      Morristown, TN         53,048      169,848   0.1075

 Oceanway Plaza Associates, Ltd.                Oceanway Shopping Center        Jacksonville, FL       57,376      217,565   0.1075

 Parkersburg-Kroger Associates                  Parkersburg Kroger              Parkersburg, WV        61,185      337,779   0.1075
 Powers Road Associates                         Powers Road S.C.                Bristol, VA            51,085      276,300   0.1075

 English Hilton Head I Associates Limited       Palmetto Crossing               Hilton Head, SC        40,920      289,378      N/A
 Partnership

                                  SCHEDULE "2"

                     FUNDAMENTAL PROVISIONS AND DEFINITIONS

The following fundamental provisions and definitions form a part of and are incorporated by reference into the Contribution Agreement between Excel Realty Partners, L.P., a Delaware limited partnership, and each of the Transferors identified in Section 1.2, below, to which it is attached. In the event of any conflict between the terms and conditions of this Schedule and the terms and conditions of the balance of the Contribution Agreement to which it is attached, the terms and conditions of this Schedule shall control.

1.       Fundamental Provisions and Definitions.

         1.1     Date of this Agreement: April __, 1995.

         1.2     Transferors: Each of the partnerships identified in Schedule
                 "1."

         1.3 The Partnership: Excel Realty Partners, L.P., a Delaware limited partnership.

         1.4     Escrow Agent: Chicago Title Insurance Company.

         1.5     Document Delivery Date: May 30, 1995.

         1.6 Review Period: For each Project that is not identified on Schedule 6 attached hereto as a "Project Under
Development," the period commencing on the date of this Agreement and ending 60 days after the delivery of the documents and materials described in Section 3.3 of the Contribution Agreement, but in no event ending later than July 30, 1995. For each Project that is identified on Schedule 6 attached hereto as a "Project Under Development," the period commencing on the date of this Agreement and ending 30 days after the date on which the construction of such Project has been completed, a certificate of occupancy (or local equivalent) has been issued, and the "Anchor Tenants" (defined as Tenants whose premises are 10,000 rentable square feet or more and who have at least ten (10) years remaining on the term of their Lease as of the Closing) have taken possession of its leased premises and commenced paying rent.

         1.7 Closing Deadline: For each Project, 30 days following the expiration of the Review Period with respect to that Project.

         1.8 Escrow Termination Date: For each Project, 90 days following the expiration of the Review Period with respect to that Project.

         1.9 Address for Notices to the Transferors:

                          c/o Mr. George Bright
                          Fletcher Bright Company
                          1300 First Tennessee Building
                          Chattanooga, Tennessee  37402

                 With a copy to:

                          Miller & Martin
                          832 Georgia Avenue, Suite 1000
                          Chattanooga, Tennessee  37402
                          Attn: Jeffrey W. Guild, Esq.

         1.10    Address for Notices to the Partnership:

                          Excel Realty Partners, L.P.
                          16955 Via Del Campo
                          San Diego, California  92127
                          Attn: Mr. Gary Sabin

                 With a Copy to:

                          Latham & Watkins
                          701 "B" Street, Suite 2100
                          San Diego, California  92101
                          Attn: Jon D. Demorest, Esq.

         1.11    Date of REIT's Most Current Prospectus:  August, 1993

         1.12 Transferor's Equity: For each Project (other than the
Palmetto Crossing Project in Hilton Head, SC owned by English Hilton Head I Associates Limited Partnership), the Transferor's Equity shall be computed as of the Closing in the manner set forth in this Section 1.12.

                 Step 1: Compute the aggregate annual effective (i.e., adjusted for free or reduced rent and other tenant concessions that relate to periods following the date on which the tenant first begins to pay rent) gross annual income payable with respect to all Leases in effect with respect to such Project and pursuant to which the tenants have taken possession and commenced paying rent and who are not in default.

                 Step 2: If the actual vacancy rate for the portion of such Project that is available for lease to Tenants who are not Anchor Tenants is less than five percent (5%) of the rentable area of such portion of the Project, then deduct from the amount computed in Step 1 a vacancy reserve in an amount equal to the difference between the actual vacancy rate and a five percent (5%) vacancy rate for such portion of the Project.

                 Step 3: Subtract from the amount computed in Step 2 the annual operating expenses of such Project, based on the most recent year's actual operating expenses, maintenance costs, insurance costs and tax costs, adjusted for any known increases (or, in the case of Projects Under Development, based on a proforma mutually approved by the Partnership and the Transferor), reserves for replacement in an amount equal to $0.10 per gross leasable square foot times the aggregate gross leasable square footage of the Project, and management fees equal to 4% of gross rents (except in the case of Commerce Central, Tullahoma, TN and Winchester Shopping Center, Winchester, TN, as to which the management fees shall equal 2% of gross rents).

                 Step 4: Divide the amount computed in Step 3 by the capitalization rate shown for that Project on Schedule 1 attached hereto.

              Step 5: Subtract from the amount computed in Step 4 the outstanding balance (principal and accrued interest) of the Existing Indebtedness with respect to such Project as of the Closing (including the amount of any Existing Indebtedness prepaid at the Closing by the Partnership as provided herein).

         1.13 Payment of Consideration: For each Project (other than the Palmetto Crossing Project in Hilton Head, SC owned by English Hilton Head I Associates Limited Partnership), in addition to the prepayment or assumption of the Existing Indebtedness, the Partnership will pay to the Transferor consideration consisting in part of cash and in part of Units, as follows:

                          1.13.1 For each Transferor, the Transferor's Equity shall be allocated between the general partner of the Transferor and the individual limited partners of the Transferor (other than limited partners who are not "Accredited Investors," whose interest in Transferor shall have been previously purchased by the general partner, as provided in Section 4.8 of the Contribution Agreement), in proportion to their respective ownership interests in the Transferor. Interests in the Transferor acquired by the general partner from individual limited partners who are not "Accredited Investors," as provided above, shall for purposes of this Section 1.13 and Section
         1.14 below, be treated as ownership interests of the general partner.

                          1.13.2 An amount equal to the sum of (a) the amount of cash previously paid by the general partner to purchase the interests in the Transferor of the limited partners who are not "Accredited Investors," as provided in Section 4.8 of the Contribution Agreement, plus (b) ten percent (10%) of the portion of the Transferor's Equity allocated to the general partner, shall be paid in cash at the Closing, and the remaining portion of the Transferor's Equity allocated to the general partner shall be paid by the issuance of Units valued at $20.70 per Unit.

                          1.13.3 Of the portion of the Transferor's Equity allocated to the limited partners, fifty percent (50%) shall be paid in cash at the Closing, and the remaining fifty percent (50%) shall be paid by the issuance of Units valued at $21.50 per Unit.

         1.14 Additional Consideration for Projects Under Development:
For any Project that is identified on Schedule 6 attached hereto as a "Project Under Development," if within twelve (12) months following the Closing with respect to such Project any new Lease with respect to space in the Project
(i) in excess of five percent (5%) of the gross leasable area of all space in the Project that (ii) was vacant as of the Closing, is procured, regardless of whether the Partnership or Transferor is the procuring cause for such new Lease, then the consideration payable by the Partnership for the Project shall be subject to adjustment as set forth in this Section 1.14.

                 1.14.1 On the first anniversary of the Closing for any such Project that was not at least 95% leased on the Closing, the Transferor's Equity in the Project shall be recomputed in the manner specified in Section 1.12, above.

                 1.14.2 Any increase in the Transferor's Equity as computed on the first anniversary of the Closing, as compared to the Transferor's Equity computed as of the Closing, shall, at the Partnership's option, either (a) be paid to the Transferor in cash within thirty (30) days, or (b) be paid by the Partnership's issuance to the Transferor within thirty (30) days of Units of the Partnership. If the Partnership elects so to issue Units, then the number of Units shall be determined by allocating the increase in the Transferor's Equity among the general partner and the limited partners of the Transferor, in proportion to their respective ownership interests in the Transferor as of the Closing. The portion of the increase in the Transferor's Equity allocated to the general partner shall be paid by the issuance of Units valued at $20.70 per Unit. The portion of the increase in the Transferor's Equity allocated to the limited partners shall be paid by the issuance of Units valued at $21.50 per Unit.

                 1.14.3 The Transferor shall pay all expenses relating to the negotiation, execution and delivery of such new Leases, including but not limited to brokers' commissions, leasing fees and the cost of all tenant improvements which are the landlord's obligation.

         1.15    Brokers:  First Atlantic Realty (David Zisfien)

         1.16    Inspection of Documents:  Notwithstanding the provisions of
Section 3.3 of the Contribution Agreement:

                 1.16.1 The following documents shall not be delivered to the Partnership, but instead shall be made available for inspection by the Partnership at the Transferor's offices:

                          (a)     Construction plans, drawings and
                                  specifications;
                          (b)     Property tax receipts;
                          (c) Operating statements for each Project for the periods older than 12 months;
                          (d)     General ledger and journal;
                          (e)     Project correspondence files;
                          (f)     Tenant correspondence files;
                          (g)     Vendor files;
                          (h)     Maintenance contractor files; and
                          (i)     Certificates of Occupancy.

                 1.16.2 The Transferors shall deliver to the Partnership only such engineering and structural reports and Phase I Environmental Audits (referred to Sections 3.3.12 and 3.3.13 of the Contribution Agreement) as the Transferors presently have in their possession or control. The Partnership shall be free to procure engineering and structural reports and Phase I Audits with respect to any Project, at the Partnership's expense.

                 1.16.3 With respect to those Projects identified in Part II of
         Schedule 1, the Transferor shall not be required to deliver a Survey until fifteen (15) days following the Partnership's completion of its physical inspection of the Project pursuant to Section 3.1 of the Contribution Agreement and the determination, pursuant to Sections
         4.2 and 4.3 of the Contribution Agreement, whether such Project will be designated as an Excluded Project because of deferred maintenance issues or environmental conditions.

                 1.16.4 The documents and materials described in Sections 3.3.5 and 3.3.6 of the Contribution Agreement shall be delivered to the Partnership only to the extent the same exist and are in the possession of the Transferor.

                 1.16.5 Each Transferor shall use diligent efforts to obtain, but shall not be required to obtain, a zoning certificate for its Project (described in Section 3.3.17 of the Contribution Agreement).

         1.17 Construction Covenants. For each Project designated on
Schedule 6 attached hereto as a "Project Under Development," the Transferor shall cause such Project to be constructed according to the provisions of this Section 1.17.

                 1.17.1 Each Transferor agrees to commence and complete the construction of the Project in a good and workmanlike manner, in accordance with plans and specifications approved by the Partnership and in compliance with all applicable laws, ordinances, rules and regulations.

                 1.17.2 The Partnership is expressly authorized at all reasonable times to enter the Project and inspect the improvements and work of construction.

                 1.17.3 The Transferor shall be solely responsible for all aspects of its business and conduct in connection with the Project and the design and construction thereof, including but not limited to the quality and suitability of the plans and specifications, their compliance with all governmental requirements, permits and title restrictions, the supervision of the work of construction, the qualifications, financial condition and performance of all architects, engineers, contractors, subcontractors, suppliers, consultants and property managers, the accuracy of all applications for payment, and the proper application of all disbursements. The Partnership is not obligated to supervise, inspect or inform the Transferor or any third party of any aspect of the construction of the Project or any other matter referred to above. Any inspection or review by the Partnership is to determine whether the Transferor is properly discharging its obligations to the Partnership and may not be relied upon by the Transferor or any third party.

         1.18 Registration Rights. With respect to any unregistered common stock of Excel Realty Trust, Inc. ("Excel") issued upon redemption of Units of the Partnership, as provided in the partnership agreement of the Partnership, the applicable Transferor shall have the right to require Excel to register such common stock on the following terms and conditions: (a) Excel shall file a registration statement with respect to such stock within thirty
(30) days following such exercise of the registration right or on such later date which Excel determines, in Excel's reasonable and good faith judgment, to be required by rulings, advice or interpretations of the Securities and Exchange Commission; (b) registration of such stock shall be at Excel's expense; (c) the Transferors must coordinate their exercise of registration rights such that all such stock to be registered in any calendar year can be registered pursuant to a single registration statement; (d) Excel shall take all reasonable steps necessary to seek to have the registration statement declared effective by the Securities and Exchange Commission, and (e) such Transferor's right to require registration of such stock shall be subject to such other commercially reasonable restrictions and limitations as are contained in a customary form of registration rights agreement to be executed by Excel and such Transferor at the time such stock is issued.

                                          SCHEDULE "3"

                                     EXISTING INDEBTEDNESS

                                                                                         Principal
                                                                                        Amount After
                                                                                        April, 1995
                       Project                               Lender                       Payment
                       -------                               ------                       -------

1      Cartersville Crossing                     Protective Life Ins. Co.            $7,160,000.00
       Cartersville, GA

2      Commerce Central                          SouthTrust Bank of Georgia,         $9,300,000.00
       Tullahoma, TN(1)                          N.A.

3      Collegedale Center                        First Tennessee Bank                $4,500,000.00
       Collegedale, TN(1)

4      Evans Towne Center
       Augusta, GA                               AmSouth Bank, N.A.                  $5,390,000

 .5     Five Forks Corners
       Atlanta, GA(1)                            First Tennessee                     $6,893,000.00


6      Garden Grove Shopping
         Center                                  Protective Life                     $  235,318.00
       Garden City, SC                           SouthTrust Bank of GA               $4,624,285.00

7      Green River Plaza                         PNC Bank                            $7,554,521.60
       Campbellsville, KY

8      Kimbal Crossing                           Protective Life                     $5,105,764.60
       Jasper, TN

9      North Hills Plaza                         PNC Bank                            $2,448,750.00
       Dalton, GA

10     Red Food Shopping Center                  Protective Life                     $1,720,734.45
       Shelbyville, TN

11     Riverview Plaza                           Protective Life                     $5,848,053.98
       Gadsden, AL

12     St. Elmo                                  SouthTrust Bank of Georgia,         $3,900,000.00
       Chattanooga, TN(1)                        N.A.

13     Winchester Shopping                       SouthTrust Bank                     $8,050,000.00
         Center                                  of Georgia, N.A,
       Winchester, TN(1)

14       Wisteria Village
         Snellville, GA                          SouthTrust Bank                       $8,683,608.00 (2)

15       Bi Lo Center
         Charleston, SC(1)                       American National and                 $4,800,000.00
                                                 Trust Co.

16       Cumberland Shopping Ctr.
         Somerset, KY                            Protective Life                       $2,576,875.53

17       Farrar Place
         Manchester, TN                          First Tennessee Bank                  $1,878,583.54

18       Greensburg Crossing                     Protective Life                       $2,706,102.44
         Greensburg, IN

19       Habersham Crossing                      Protective Life                       $5,315,919.00
         Cornelia, GA

20       Hazelpath Shopping Center               First Tennessee                       $3,695,995.95
         Hendersonville, TN

21       Monroe Plaza, S.C.                      Protective Life                       $1,885,807.07
         Monroe, GA

22       Morristown                              First Tennessee                       $1,356,794.74
         Morristown, TN

23       Oceanway Shopping Center
         Jacksonville, FL                        Protective Life                       $1,278,755.67

24       Palmetto Crossing                       American National Bank and            $  750,000.00
         Hilton Head, SC                         Trust Co.
                                                 Providian/ National Home
                                                 Life                                  $2,500,000.00

25       Parkersburg Kroger                      First Tennessee Bank                  $  191,472.41
         Parkersburg, WV                         United National Bank                  $  203,443.88

26       Powers Road, S.C.                       First Tennessee Bank                  $1,873,457.07
         Bristol, VA

-------------------
(1) - under construction

(2) - after March 1995 payment

                                  SCHEDULE "4"

                            TRANSFEROR'S DISCLOSURES

           TO BE COMPLETED BY TRANSFEROR ON OR BEFORE APRIL 30, 1995.

                                  SCHEDULE "5"

                     TRANSFEROR'S LEASE-RELATED DISCLOSURES

           TO BE COMPLETED BY TRANSFEROR ON OR BEFORE APRIL 30, 1995.

                                  SCHEDULE "6"

                           PROJECTS UNDER DEVELOPMENT

                  Project                                    Estimated Completion Date
                  -------                                    -------------------------

 1.       Commerce Central                                         September 1995
          Tullahoma, TN

 2.       Collegedale Center                                         Fall 1996
          Collegedale, TN

 3.       Five Forks Corners                                         March 1996
          Atlanta, GA

 4.       St. Elmo                                                  August 1995
          Chattanooga, TN

 5.       Winchester Shopping Center                               September 1995
          Winchester, TN

 6.       BiLo Center                                              December 1995
          Charleston, SC

                      Exhibit "A" to Contribution Agreement

                               ZONING CERTIFICATE

Date:

To:      Excel Realty Partners, L.P.
         Attn:___________________
         16955 Via Del Campo, Suite 110
         San Diego, CA  92127

Re:      (Insert subject property & address)

Gentlemen:

The undersigned hereby certifies with respect to the property referred to above as follows:

1.       The zoning affecting the premises is _______ which allows for

2. The premises and its intended use as a (insert type of use or business) complies with the applicable zoning codes.

3. The premises comply with subdivision ordinances affecting it and can be conveyed without the filing of a plat or replat of the premises.

4. The applicable zoning requirements governing the premises regarding parking are as follows: parking laws, setback requirements and regulations.

5. There are no proposals for widening, closing, or realignment of the access to the site.

6. All appropriate and required permits, and licenses and approvals have been provided for its existing use.

7.       The premises is not in a 100 year designated flood zone.

8.       Additional comments or facts:


         _____________________________            Date:_________________________
         Signature

         -----------------------------            ------------------------------
         Print Name                                Agency or Department

         -----------------------------
         Title

                      Exhibit "B" to Contribution Agreement

RECORDING REQUESTED BY            )
AND WHEN RECORDED MAIL TO: )
                                  )
                                  )                      [FORM]
                                  )
                                  )
                                  )
------------------------------------------------------------------------------
                                                 Space above for Recorder's Use

                              ASSIGNMENT OF LEASES

         This ASSIGNMENT OF LEASES ("Assignment") is made as of
_________________, 1994, by _____________________, a ___________________
("Assignor"), and Excel Realty Partners, L.P., a Delaware limited partnership ("Assignee"), in light of the following facts and circumstances:

                                    RECITALS

         A. Assignor and Assignee are the parties to a Contribution Agreement dated as of _________________ (the "Agreement"), pursuant to which Assignor has agreed to assign to Assignee the Leases (as defined below) relating to the real property described on Exhibit "A" attached hereto (the "Property").

         B. Assignor wishes to assign to Assignee, and Assignee wishes to acquire from Assignor, all of the right, title and interest of Assignor in and to the Leases.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor and Assignee agree as follows:

         Assignor hereby assigns, grants, transfers and conveys to Assignee all of Assignor's right, title, and interest in and to any and all leases, subleases, licenses and other forms of agreements granting the right to use or occupy any portion of the Property (the "Leases"), including without limitation the Leases described on Exhibit "B" attached hereto.

         Assignor hereby delegates to Assignee, its successors and assigns, all of the duties and obligations of Assignor under the Leases, except as specifically provided herein.

         Assignee hereby accepts the foregoing assignment and delegation and agrees to be bound by all of the terms, covenants and conditions of the Leases, except as specifically provided herein.

         Assignor shall indemnify, defend by counsel reasonably acceptable to Assignee, and hold harmless Assignee, its subsidiaries, affiliates, and assigns and their respective directors, officers, employees, shareholders, representatives and agents, from and against any loss, cost or liability arising under the Leases prior to the date hereof. Assignee shall indemnify, defend by counsel reasonably acceptable to Assignor, and hold harmless Assignor, its subsidiaries, affiliates, and assigns and their respective directors, officers, employees, shareholders, representatives and agents, from and against any loss, cost or liability arising under the Leases on or after the date hereof.

         This Assignment shall inure to the benefit of and bind the successors and assigns of Assignor and Assignee.

         This Assignment shall be governed and construed in accordance with the laws of the state in which the Property is located.

         IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment as of the date first written above.

ASSIGNOR                               -----------------------------------,
                                     a
                                       ---------------------------------

                                           By:
                                                -------------------------------,
                                           Name:
                                                 -------------------------------
                                           Title:
                                                 -------------------------------


                                           By:
                                                -------------------------------,
                                           Name:
                                                 -------------------------------
                                           Title:
                                                 -------------------------------

ASSIGNEE                            EXCEL REALTY PARTNERS, L.P.,
                                           a Delaware limited partnership

                                           By:  EXCEL REALTY TRUST, INC.,
                                                   a Maryland corporation, its
                                                   general partner

                                           By:
                                                -------------------------------,
                                           Name:
                                                 -------------------------------
                                           Title:
                                                 -------------------------------


                                           By:
                                                -------------------------------,
                                           Name:
                                                 -------------------------------
                                           Title:
                                                 -------------------------------

                      Exhibit "C" to Contribution Agreement

                                   BILL OF SALE                          [FORM]

          This BILL OF SALE is made as of ___________________, by ____________________________________, a ________________ ("Transferor"), in
favor of Excel Realty Partners, L.P., a Delaware limited partnership ("the Partnership"), in light of the following facts and circumstances:

                                    RECITALS

          A. Transferor and the Partnership are the parties to a Contribution Agreement dated as of _________________, (the "Agreement"), pursuant to which Transferor has agreed to transfer to the Partnership the tangible and intangible personal property owned by Transferor and comprising, relating or otherwise attendant to the real property described on Exhibit "A" attached hereto (the "Property").

                                    AGREEMENT

          NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Transferor and the Partnership agree as follows:

          Transferor does hereby transfer, assign and deliver to the Partnership, all of its right, title and interest in and to (i) all security deposits and other refundable tenant deposits relating to the Property; (ii) the tangible personal property located on the Property, including without limitation the tangible personal property described on Exhibit "B" attached hereto; and
(iii) the contractual rights and other intangible personal property described on Exhibit "C" attached hereto (collectively, the "Transferred Assets").

          Transferor hereby warrants to the Partnership that Transferor is the lawful owner of the Transferred Assets, that Transferor is conveying the same to the Partnership free and clear of all liens, encumbrances and claims of others, and that Transferor shall defend the Partnership's title thereto against all persons whomsoever in order to perfect the conveyance and transfer intended to be effected hereby.

          This Bill of Sale shall be governed and construed in accordance with the laws of the state in which the Property is located.

                      Exhibit "D" to Contribution Agreement

                             ASSIGNMENT OF CONTRACTS

         For value received, the receipt and adequacy of which is hereby acknowledged, ___________________, a ______________________ ("Assignor") hereby assigns to Excel Realty Partners, L.P., a Delaware limited partnership ("Excel"), all of Assignor's right, title and interest in and to the contracts listed on Exhibit "A" attached hereto. By such assignment, Assignor delegates to Excel all of Assignor's duties and obligations under such contracts arising from and after the date hereof.

          By executing this assignment, Excel agrees to assume and perform all duties and obligations of Assignor under such contracts arising from and after the date hereof and to indemnify and hold Assignor harmless from any liability arising under such contracts with respect to events or conditions occurring following the date hereof. Assignor agrees to indemnify and hold Excel harmless from any liability arising under such contracts with respect to events or conditions occurring prior to the date hereof.

Dated: ____________________, 19__.


                                           By:
                                                -------------------------------,
                                           Name:
                                                 -------------------------------
                                           Title:
                                                 -------------------------------


                                           By:
                                                -------------------------------,
                                           Name:
                                                 -------------------------------
                                           Title:
                                                 -------------------------------

                                           EXCEL REALTY PARTNERS, L.P.
                                           a Delaware limited partnership

                                           By:
                                                -------------------------------,
                                           Name:
                                                 -------------------------------
                                           Title:
                                                 -------------------------------


                                           By:
                                                -------------------------------,
                                           Name:
                                                 -------------------------------
                                           Title:
                                                 -------------------------------

                                   EXHIBIT "E"

                                PARTNER SCHEDULE

                      Exhibit "F" to Contribution Agreement

                       FORM OF TENANT ESTOPPEL CERTIFICATE

Excel Realty Partners, L.P.
16955 Via Del Campo
San Diego, California  92127
Attn:  ___________________

                 The undersigned, is the Tenant under that certain Lease dated ______________ and entered into between ____________________________ as Landlord and ______________________ as Tenant, hereinafter referred to as the "Lease," covering the premises, commonly known and designed as Exhibit "A" attached hereto and made a part hereof, hereinafter referred to as the "Premises," hereby confirms to Excel Realty Partners, L.P., a Delaware limited partnership, as Purchaser of the Premises, the following:

                 A.       That the Landlord is __________________________;

                 B. That the Premises have been unconditionally accepted by the undersigned;

                 C. That the date to which rent has been paid is ________________;

                 D. That no default exists under the Lease on the part of either Landlord or Tenant, except as set forth below;

                 E. That is has no defense to enforcement of the Lease in accordance with its terms, no right of setoff or counterclaim with respect to the obligations thereunder, except as set forth below:

                 F. That the Lease constitutes the entire Rental Agreement and remains in full force and effect, unmodified and unchanged, except for modifications dated as set forth below;

                 G. That the rental has not been paid more than one month in advance, and that the rental being paid is at the rate of $_______ (rounded) per month;

                 H. That the Lease term is for ______ years and commenced on __________ and terminates on ____________;

                 I.       That the Lease contains the following renewal options:
                          _______ year(s) each;

                 J. The current balance of the security deposit under the lease is $_________;

                 K. That it has no right of first refusal to purchase, or option to purchase the Premises. In the event Tenant has any such rights, Tenant hereby acknowledges and agrees that it has waived said rights in their entirety to the extent said rights relate to the transaction which has required this Estoppel Certificate. Such right shall be retained by Tenant as they relate to any future transaction if provided for by the terms of the Lease.

                 This Certificate is made with knowledge by the undersigned that reliance is being made upon this Certificate.

Dated:  ____________________

                                                   Tenant:
                                                          ---------------------

                                TABLE OF CONTENTS

                                                                                           PAGE
                                                                                           ----
Recitals  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
Agreements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
  1.   Contribution of Properties . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
  2.   Issuance of Units  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
  3.   Pre-Closing Activities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
  4.   Conditions Precedent . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
  5.   Designation of Excluded Projects . . . . . . . . . . . . . . . . . . . . . . . . . .   6
  6.   Escrow; Delivery of Funds and Documents  . . . . . . . . . . . . . . . . . . . . . .   7
  7.   Closing  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
  8.   Prorations and Post-Closing Payments . . . . . . . . . . . . . . . . . . . . . . . .  10
  9.   Distribution of Funds and Documents  . . . . . . . . . . . . . . . . . . . . . . . .  12
  10.  Representations, Warranties and Covenants of Transferor  . . . . . . . . . . . . . .  12
  11.  Representations and Warranties of the Partnership  . . . . . . . . . . . . . . . . .  16
  12.  Parties' Obligation to Close . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
  13.  Brokerage Commissions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
  14.  Default and Remedies . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
  15.  Obligations to Third parties . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
  16.  Pre-Closing and Post-Closing Liabilities . . . . . . . . . . . . . . . . . . . . . .  17
  17.  Casualty; Condemnation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
  18.  Miscellaneous  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
       18.1   Notices . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
       18.2   Successors and Assigns  . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
       18.3   Amendments and Termination  . . . . . . . . . . . . . . . . . . . . . . . . .  18
       18.4   Governing Law . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
       18.5   Merger of Prior Agreements  . . . . . . . . . . . . . . . . . . . . . . . . .  18
       18.6   Attorney Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
       18.7   Captions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
       18.8   Pronouns; Joint and Several Use of Certain Terms  . . . . . . . . . . . . . .  18
       18.9   Waivers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
       18.10  Severability  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
       18.11  Counterparts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
       18.12  Calculation of Time Periods . . . . . . . . . . . . . . . . . . . . . . . . .  19
       18.13  Judicial Interpretation . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
       18.14  Survival  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
       18.15  Obligations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
       18.16  Schedules and Exhibits  . . . . . . . . . . . . . . . . . . . . . . . . . . .  19

                 IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.

THE PARTNERSHIP:           EXCEL REALTY PARTNERS, L.P.,
                                a Delaware limited partnership

                                By:    EXCEL REALTY TRUST, INC.,
                                       a Maryland corporation, its
                                       general partner

                                       By:
                                            -------------------------------,
                                       Name:
                                             -------------------------------
                                       Title:
                                             -------------------------------


                                       By:
                                            -------------------------------,
                                       Name:
                                             -------------------------------
                                       Title:
                                             -------------------------------

TRANSFERORS:

                               CARTERSVILLE CROSSING ASSOCIATES, LTD.,
                               a Georgia limited partnership

                               By:     RETAIL CENTERS/SOUTHEAST, LTD.,
                                       a Georgia corporation,
                                       general partner

                                       By:
                                            -------------------------------,
                                       Name:
                                             -------------------------------
                                       Title:
                                             -------------------------------


                                       By:
                                            -------------------------------,
                                       Name:
                                             -------------------------------
                                       Title:
                                             -------------------------------

                               By:
                                   -------------------------------
                                   Fletcher Bright, general partner

                               By:
                                   -------------------------------
                                   W. Michael Caldwell, general partner

                               BRIGHT-MEYERS TULLAHOMA ASSOCIATES, L.P., a Tennessee limited partnership

                               By: BRIGHT-MEYERS DEVELOPMENT CORPORATION, a Tennessee corporation, a general partner

                                       By:
                                            --------------------------------
                                       Name:
                                             -------------------------------
                                       Title:
                                             -------------------------------


                                       By:
                                            --------------------------------
                                       Name:
                                             -------------------------------
                                       Title:
                                             -------------------------------

                               EVANS TOWNE CENTRE, L.P.,
                               a Tennessee limited partnership

                               By:     CALLAWAY LAND COMPANY,
                                       a Georgia corporation, general partner

                                       By:
                                            -------------------------------,
                                       Name:
                                             -------------------------------
                                       Title:
                                             -------------------------------


                                       By:
                                            -------------------------------,
                                       Name:
                                             -------------------------------
                                       Title:
                                             -------------------------------

                               By:
                                   ---------------------------------------
                                       Fletcher Bright, general partner

                               BRIGHT-MEYERS MILLEDGEVILLE ASSOCIATES, L.P., a Tennessee limited partnership

                               By:     BRIGHT INTERESTS, INC.,
                                       a Tennessee corporation, general partner

                                       By:
                                            -------------------------------,
                                       Name:
                                             -------------------------------
                                       Title:
                                             -------------------------------


                                       By:
                                            -------------------------------,
                                       Name:
                                             -------------------------------
                                       Title:
                                             -------------------------------

                               By:
                                   ------------------------------------------
                                       George Bright, general partner

                               By:
                                   ------------------------------------------
                                       William O. Meyers, general partner

                               ENGLISH GARDEN CITY LIMITED PARTNERSHIP, a Tennessee limited partnership

                               By:     BRIGHT INTERESTS, L.P.,
                                       a Tennessee limited partnership, general
                                       partner

                                       By:      BRIGHT INTERESTS, INC.,
                                                a Tennessee corporation, general
                                                partner

                                       By:
                                            -------------------------------,
                                       Name:
                                             -------------------------------
                                       Title:
                                             -------------------------------


                                       By:
                                            -------------------------------,
                                       Name:
                                             -------------------------------
                                       Title:
                                             -------------------------------

                               By:
                                   -----------------------------------------
                                       Mertland M. Hedges, III, general partner

                               HUGHES-CAMPBELLSVILLE ASSOCIATES LIMITED
                               PARTNERSHIP, a Tennessee limited partnership, as tenant in common

                               By:     BRIGHT INTERESTS, L.P.,
                                       a Tennessee limited partnership, general
                                       partner

                                       By:      BRIGHT INTERESTS, INC.,
                                                a Tennessee corporation,

                                       By:
                                            --------------------------------
                                       Name:
                                             -------------------------------
                                       Title:
                                             -------------------------------


                                       By:
                                            --------------------------------
                                       Name:
                                             -------------------------------
                                       Title:
                                             -------------------------------

                                ALFORD-JASPER, TN, LTD., L.P.,
                                a Tennessee limited partnership

                                       By:
                                           ----------------------------------
                                                BARRY ALFORD, general partner

                                       By:
                                           ----------------------------------
                                                FLETCHER BRIGHT, general partner


                               ALFORD-DALTON, LTD.,
                               a Tennessee limited partnership, as tenant in common

                                       By:
                                           ----------------------------------
                                                BARRY ALFORD, general partner

                                       By:
                                           ----------------------------------
                                                FLETCHER BRIGHT, general partner

                               SHELBY ASSOCIATES, LTD., L.P.,
                               a Tennessee limited partnership

                               By:     FLETCHER BRIGHT COMPANY,
                                       a Tennessee corporation, general partner

                                       By:
                                            --------------------------------
                                       Name:
                                             -------------------------------
                                       Title:
                                             -------------------------------


                                       By:
                                            --------------------------------
                                       Name:
                                             -------------------------------
                                       Title:
                                             -------------------------------

                               By:
                                    ----------------------------------------
                                       Fletcher Bright, general partner

                               ALFORD-GADSDEN, L.P.,
                               a Tennessee limited partnership, as tenant in common

                                        By:
                                            ----------------------------------
                                                 BARRY ALFORD, general partner

                                        By:
                                            ----------------------------------
                                                 FLETCHER BRIGHT, general
                                                 partner

                               ST. ELMO ASSOCIATES, L.P.,
                               a Tennessee limited partnership

                               By:     BRIGHT INTERESTS, INC.,
                                       a Tennessee corporation, general partner


                                       By:
                                            --------------------------------
                                       Name:
                                             -------------------------------
                                       Title:
                                             -------------------------------


                                       By:
                                            --------------------------------
                                       Name:
                                             -------------------------------
                                       Title:
                                             -------------------------------

                               WISTERIA ASSOCIATES, LTD.,
                               a Georgia limited partnership, as tenant in common

                                       By:
                                           ------------------------------------
                                                DONALD A. BARKLEY, general
                                                partner

                                       By:
                                           ------------------------------------
                                                FLETCHER BRIGHT, general partner

                               SOMERSET ASSOCIATES LIMITED PARTNERSHIP, a Tennessee limited partnership

                               By:     FLETCHER BRIGHT COMPANY,
                                       a Tennessee corporation

                                       By:
                                            --------------------------------
                                       Name:
                                             -------------------------------
                                       Title:
                                             -------------------------------


                                       By:
                                            --------------------------------
                                       Name:
                                             -------------------------------
                                       Title:
                                             -------------------------------

                               By:
                                    ----------------------------------------
                                       John M. Martin, general partner

                               By:
                                    ----------------------------------------
                                       Fletcher Bright, general partner

                                FARRAR PLACE LIMITED PARTNERSHIP,
                                a Tennessee limited partnership

                                By:     S & E PARTNERS, INC.,
                                        a Tennessee corporation, general partner

                                       By:
                                            --------------------------------
                                       Name:
                                             -------------------------------
                                       Title:
                                             -------------------------------


                                       By:
                                            --------------------------------
                                       Name:
                                             -------------------------------
                                       Title:
                                             -------------------------------

                               ALFORD-GREENSBURG, LTD.,
                               a Tennessee limited partnership

                                       By:
                                           ------------------------------------
                                                BARRY ALFORD, general partner

                                       By:
                                           ------------------------------------
                                                FLETCHER BRIGHT, general partner

                               HABERSHAM CROSSING ASSOCIATES, L.P.,
                               a Georgia limited partnership

                                       By:
                                           ------------------------------------
                                                FLETCHER BRIGHT, general partner

                                       By:
                                           ------------------------------------
                                           W. MICHAEL CALDWELL, general partner

                               HAZEL PATH PARTNERS, L.P.,
                               a Tennessee limited partnership

                               By:     S & E PARTNERS, INC.,
                                       a Tennessee corporation, general partner

                                       By:
                                            --------------------------------
                                       Name:
                                             -------------------------------
                                       Title:
                                             -------------------------------


                                       By:
                                            --------------------------------
                                       Name:
                                             -------------------------------
                                       Title:
                                             -------------------------------

                               MORRISTOWN ASSOCIATES, LTD.,
                               a Tennessee partnership

                                       By:
                                            ------------------------------------
                                                FLETCHER BRIGHT, general partner

                                       By:
                                            ------------------------------------
                                                DONALD A. BARKLEY, general
                                                partner

                               OCEANWAY PLAZA ASSOCIATES, LTD.,
                               a Tennessee limited partnership

                                       By:
                                            ------------------------------------
                                                FLETCHER BRIGHT, general partner

                               ENGLISH HILTON HEAD I ASSOCIATES LIMITED
                               PARTNERSHIP, a Tennessee limited partnership

                                       By:
                                            ------------------------------------
                                                FLETCHER BRIGHT, general partner

                               PARKERSBURG-KROGER ASSOCIATES,
                               a Tennessee limited partnership

                               By:     FLETCHER BRIGHT COMPANY,
                                       a Tennessee corporation, general partner


                                       By:
                                            --------------------------------
                                       Name:
                                             -------------------------------
                                       Title:
                                             -------------------------------


                                       By:
                                            --------------------------------
                                       Name:
                                             -------------------------------
                                       Title:
                                             -------------------------------

                               POWERS ROAD ASSOCIATES,
                               a Virginia limited partnership

                                       By:
                                            -----------------------------------
                                                FLETCHER BRIGHT, general partner

                                       By:
                                            -----------------------------------
                                                DONALD A. BARKLEY, general
                                                partner

                               HUGHES-FLATWOODS ASSOCIATES, LTD., L.P.
                               a Tennessee limited partnership

                               By:     BRIGHT INTERESTS, L.P.,
                                       a Tennessee limited partnership, general
                                       partner

                                       By:      BRIGHT INTERESTS, INC.,
                                                a Tennessee corporation, general
                                                partner

                                       By:
                                            --------------------------------
                                       Name:
                                             -------------------------------
                                       Title:
                                             -------------------------------


                                       By:
                                            --------------------------------
                                       Name:
                                             -------------------------------
                                       Title:
                                             -------------------------------

                               BPT SOUTHEASTERN CENTERS II, LTD.
                               a Tennessee limited partnership

                               By:     BRIGHT, POAG AND THOMASON, INC.,
                                       a Tennessee corporation, managing general
                                       partner

                                       By:
                                            --------------------------------
                                       Name:
                                             -------------------------------
                                       Title:
                                             -------------------------------


                                       By:
                                            --------------------------------
                                       Name:
                                             -------------------------------
                                       Title:
                                             -------------------------------

                               By:
                                    -------------------------------------------
                                       Fletcher Bright, general partner

                               By:
                                    -------------------------------------------
                                       G. Dan Poag, Jr., general partner

                               By:
                                    -------------------------------------------
                                       William H. Thomason, general partner

                               BRIGHT-MEYERS WINCHESTER ASSOCIATES, L.P., a Tennessee limited partnership

                               By:     BRIGHT-MEYERS DEVELOPMENT CORPORATION,
                                       a Tennessee corporation, general partner

                                       By:
                                            --------------------------------
                                       Name:
                                             -------------------------------
                                       Title:
                                             -------------------------------


                                       By:
                                            --------------------------------
                                       Name:
                                             -------------------------------
                                       Title:
                                             -------------------------------

                               CHARLESTON NO. 1, L.P.,
                               a Tennessee limited partnership

                               By:     BRIGHT INTERESTS, INC.,
                                       a Tennessee corporation, general partner

                                       By:
                                            --------------------------------
                                       Name:
                                             -------------------------------
                                       Title:
                                             -------------------------------


                                       By:
                                            --------------------------------
                                       Name:
                                             -------------------------------
                                       Title:
                                             -------------------------------

                               BRIGHT DIVERSIFIED PROPERTIES, L.P.,
                               a Tennessee limited partnership, as tenant in common

                               By:
                                       -------------------------------------
                                       Fletcher Bright, general partner

                               By:     FLETCHER BRIGHT COMPANY,
                                       a Tennessee corporation, general partner

                                       By:
                                            --------------------------------
                                       Its:
                                            --------------------------------

                                       By:
                                            --------------------------------
                                       Its:
                                            --------------------------------

                             CONSENT OF ESCROW AGENT

The undersigned hereby consents to its appointment as the "Escrow Agent" under the foregoing Agreement to Contribute Partnership Interests and Property and agrees to act in accordance therewith.

Dated:__________________________________

CHICAGO TITLE INSURANCE COMPANY

By:
     --------------------------------------------
Name:
     --------------------------------------------
Title:
     --------------------------------------------